EXHIBIT 10.77

**** indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the U.S. Securities and Exchange Commission.

ARP-HCI-02-CAT-111-15	I&L – Lloyd’s

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

CERTAIN UNDERWRITERS AT LLOYD’S

(hereinafter called the “Subscribing Reinsurer”)

who are signatories hereto, each for the proportion underwritten and not one for another

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$228,000,000 xs $104,000,000	11.2500%	$25,650,000
$94,000,000 xs $332,000,000	7.5500%	$7,097,000

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

$228,000,000 xs $104,000,000

Syndicate #	Pseudonym	Participation	Dollar Line	Initial	Date
566	STN	1.0000%	$2,280,000
623	AFB	0.0900%	$205,200
958	CNP	0.3000%	$684,000
1084	CSL	1.0000%	$2,280,000
1458	RNR	2.0000%	$4,560,000
1729	DUW	0.7500%	$1,710,000
2001	AML	3.0000%	$6,840,000
2014	ACA	1.2500%	$2,850,000
2623	AFB	0.4100%	$934,800
3000	MKL	0.2500%	$570,000
4444	CNP	1.2000%	$2,736,000

ARP-HCI-02-CAT-111-15	I&L – Lloyd’s

DOC: May 20, 2015

$94,000,000 xs $332,000,000

Syndicate #	Pseudonym	Participation	Dollar Line	Initial	Date
382	HDU	0.2980%	$280,120
435	FDY	2.5000%	$2,350,000
566	STN	0.3960%	$372,240
623	AFB	0.1782%	$167,508
958	CNP	0.1584%	$148,896
1084	CSL	0.9900%	$930,600
1729	DUW	0.5940%	$558,360
2001	AML	0.9900%	$930,600
2623	AFB	0.8118%	$763,092
4444	CNP	0.6336%	$595,584

The share attaching to this Contract is subscribed by the Underwriters, Members of the Syndicates the definitive numbers of which and the proportions reinsured described above.

Brokerage

Advocate Reinsurance Partners, LLC: ****% of Ceded Reinsurance Premium	BMS Group Ltd.: ****% of Ceded Reinsurance Premium
Nil On Reinstatements	Nil On Reinstatements

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

Paragraph (3) of ARTICLE 2 – TERM, shall now read as follows:

Notwithstanding the provisions of paragraph (1) above, the Reinsured may reduce or terminate a Reinsurer’s percentage share in this Contract at any time by giving written notice to the Reinsurer in the event any of the following circumstances occur:

Paragraph (2) of ARTICLE 7 – RATE AND PREMIUM, shall now read as follows:

The Reinsured shall pay the Reinsurer a deposit premium for each excess layer of the amount, shown as “Deposit Premium” for that excess layer in Schedule A, payable in installment amounts and at the dates set forth in the “Deposit Payment Schedule” for each excess layer in Schedule A. Further, if this Contract is terminated, no deposit premium installments shall be due after the effective date of termination.

ARP-HCI-02-CAT-111-15	I&L – Lloyd’s

DOC: May 20, 2015

Definition of LOSS IN EXCESS OF POLICY LIMITS AND EXTRA CONTRACTUAL OBLIGATIONS of ARTICLE 8 – DEFINITIONS, shall now read as follows:

The terms “Loss in Excess of Policy Limits” and “Extra Contractual Obligations” as used herein shall be defined as follows:

a.	“Loss in Excess of Policy Limits” shall be defined as 90.0% of any amount paid or payable by the Reinsured in excess of its Policy limits, but otherwise within the terms of its Policy, such loss in excess of the Reinsured’s Policy limits having been incurred because of, but not limited to, failure by the Reinsured to settle within the Policy limits or by reason of the Reinsured’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action.

b.	“Extra Contractual Obligations” shall be defined as 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Reinsured, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Reinsured to settle within the Policy limits or by reason of the Reinsured’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action. An Extra Contractual Obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the Policy.

Notwithstanding anything stated herein, this Contract shall not apply to any Loss in Excess of Policy Limits or any Extra Contractual Obligation incurred by the Reinsured as a result of any fraudulent and/or criminal act by any officer or director of the Reinsured acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

Further, any Loss in Excess of Policy Limits and/or Extra Contractual Obligations that are made in connection with this Contract shall not exceed 25.0% of the contractual loss under all Policies involved in the Loss Occurrence as respects each excess layer hereunder.

ARTICLE 13 – CASH CALL, shall now read as follows:

In the event that at any time the Reinsured becomes obligated to make a payment or series of payments for losses which exceed the Reinsured’s retention, the Reinsured shall present to the Reinsurer an itemized statement of the amounts payable hereunder. The Reinsurer shall be obligated (subject to the terms and conditions of this Contract) to make a payment to the Reinsured of the amount requested within 10 working days of receipt of the statement from the Reinsured.

Paragraph (2) of ARTICLE 24 – LOSS NOTICES AND SETTLEMENTS, shall now read as follows:

All loss settlements made by the Reinsured, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid within 14 days) by the Reinsured.

Paragraph (4) of ARTICLE 32 – SERVICE OF SUIT, has been added and shall read as follows:

Service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit.

ARP-HCI-02-CAT-111-15	I&L – Lloyd’s

DOC: May 20, 2015

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be deleted in its entirety from the Contract:

Paragraph (2) of ARTICLE 3 – EXCLUSIONS

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – Lloyd’s

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

AMLIN BERMUDA

(BRANCH OF AMLIN AG)

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$228,000,000 xs $104,000,000	1.000%	$2,280,000
$94,000,000 xs $332,000,000	0.000%	$0

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

Advocate Reinsurance Partners, LLC: ****% of Ceded Reinsurance Premium	BMS Group Ltd.: ****% of Ceded Reinsurance Premium
Nil On Reinstatements	Nil On Reinstatements

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

Paragraph (3) of ARTICLE 2 – TERM, shall now read as follows:

Notwithstanding the provisions of paragraph (1) above, the Reinsured may reduce or terminate a Reinsurer’s percentage share in this Contract at any time by giving written notice to the Reinsurer in the event any of the following circumstances occur:

Paragraph (2) of ARTICLE 7 – RATE AND PREMIUM, shall now read as follows:

The Reinsured shall pay the Reinsurer a deposit premium for each excess layer of the amount, shown as “Deposit Premium” for that excess layer in Schedule A, payable in installment amounts and at the dates set forth in the “Deposit Payment Schedule” for each excess layer in Schedule A. Further, if this Contract is terminated, no deposit premium installments shall be due after the effective date of termination.

ARP-HCI-02-CAT-111-15	I&L – AMLN

DOC: May 20, 2015

Definition of LOSS IN EXCESS OF POLICY LIMITS AND EXTRA CONTRACTUAL OBLIGATIONS of ARTICLE 8 – DEFINITIONS, shall now read as follows:

The terms “Loss in Excess of Policy Limits” and “Extra Contractual Obligations” as used herein shall be defined as follows:

a.	“Loss in Excess of Policy Limits” shall be defined as 90.0% of any amount paid or payable by the Reinsured in excess of its Policy limits, but otherwise within the terms of its Policy, such loss in excess of the Reinsured’s Policy limits having been incurred because of, but not limited to, failure by the Reinsured to settle within the Policy limits or by reason of the Reinsured’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action.

b.	“Extra Contractual Obligations” shall be defined as 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Reinsured, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Reinsured to settle within the Policy limits or by reason of the Reinsured’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action. An Extra Contractual Obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the Policy.

Notwithstanding anything stated herein, this Contract shall not apply to any Loss in Excess of Policy Limits or any Extra Contractual Obligation incurred by the Reinsured as a result of any fraudulent and/or criminal act by any officer or director of the Reinsured acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

Further, any Loss in Excess of Policy Limits and/or Extra Contractual Obligations that are made in connection with this Contract shall not exceed 25.0% of the contractual loss under all Policies involved in the Loss Occurrence as respects each excess layer hereunder.

ARTICLE 13 – CASH CALL, shall now read as follows:

In the event that at any time the Reinsured becomes obligated to make a payment or series of payments for losses which exceed the Reinsured’s retention, the Reinsured shall present to the Reinsurer an itemized statement of the amounts payable hereunder. The Reinsurer shall be obligated (subject to the terms and conditions of this Contract) to make a payment to the Reinsured of the amount requested within 10 working days of receipt of the statement from the Reinsured.

ARP-HCI-02-CAT-111-15	I&L – AMLN

DOC: May 20, 2015

Paragraph (2) of ARTICLE 24 – LOSS NOTICES AND SETTLEMENTS, shall now read as follows:

All loss settlements made by the Reinsured, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid within 14 days) by the Reinsured.

Paragraph (4) of ARTICLE 32 – SERVICE OF SUIT, has been added and shall read as follows:

Service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit.

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be deleted in its entirety from the Contract:

Paragraph (2) of ARTICLE 3 – EXCLUSIONS

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20__

AMLIN BERMUDA

(BRANCH OF AMLIN AG)

BY:

TITLE:

Signed in                                 , on this              day of                     , 20__

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – AMLN

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

PIONEER UNDERWRITERS

(ON BEHALF OF PEAK REINSURANCE COMPANY LIMITED)

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$228,000,000 xs $104,000,000	0.150%	$342,000
$94,000,000 xs $332,000,000	0.100%	$94,000

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

Advocate Reinsurance Partners, LLC: ****% of Ceded Reinsurance Premium	BMS Group Ltd.: ****% of Ceded Reinsurance Premium
Nil On Reinstatements	Nil On Reinstatements

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

Paragraph (3) of ARTICLE 2 – TERM, shall now read as follows:

Notwithstanding the provisions of paragraph (1) above, the Reinsured may reduce or terminate a Reinsurer’s percentage share in this Contract at any time by giving written notice to the Reinsurer in the event any of the following circumstances occur:

Paragraph (2) of ARTICLE 7 – RATE AND PREMIUM, shall now read as follows:

The Reinsured shall pay the Reinsurer a deposit premium for each excess layer of the amount, shown as “Deposit Premium” for that excess layer in Schedule A, payable in installment amounts and at the dates set forth in the “Deposit Payment Schedule” for each excess layer in Schedule A. Further, if this Contract is terminated, no deposit premium installments shall be due after the effective date of termination.

ARP-HCI-02-CAT-111-15	I&L – PUPEAK

DOC: May 20, 2015

Definition of LOSS IN EXCESS OF POLICY LIMITS AND EXTRA CONTRACTUAL OBLIGATIONS of ARTICLE 8 – DEFINITIONS, shall now read as follows:

The terms “Loss in Excess of Policy Limits” and “Extra Contractual Obligations” as used herein shall be defined as follows:

a.	“Loss in Excess of Policy Limits” shall be defined as 90.0% of any amount paid or payable by the Reinsured in excess of its Policy limits, but otherwise within the terms of its Policy, such loss in excess of the Reinsured’s Policy limits having been incurred because of, but not limited to, failure by the Reinsured to settle within the Policy limits or by reason of the Reinsured’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action.

b.	“Extra Contractual Obligations” shall be defined as 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Reinsured, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Reinsured to settle within the Policy limits or by reason of the Reinsured’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action. An Extra Contractual Obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the Policy.

Notwithstanding anything stated herein, this Contract shall not apply to any Loss in Excess of Policy Limits or any Extra Contractual Obligation incurred by the Reinsured as a result of any fraudulent and/or criminal act by any officer or director of the Reinsured acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

Further, any Loss in Excess of Policy Limits and/or Extra Contractual Obligations that are made in connection with this Contract shall not exceed 25.0% of the contractual loss under all Policies involved in the Loss Occurrence as respects each excess layer hereunder.

ARTICLE 13 – CASH CALL, shall now read as follows:

In the event that at any time the Reinsured becomes obligated to make a payment or series of payments for losses which exceed the Reinsured’s retention, the Reinsured shall present to the Reinsurer an itemized statement of the amounts payable hereunder. The Reinsurer shall be obligated (subject to the terms and conditions of this Contract) to make a payment to the Reinsured of the amount requested within 10 working days of receipt of the statement from the Reinsured.

ARP-HCI-02-CAT-111-15	I&L – PUPEAK

DOC: May 20, 2015

Paragraph (2) of ARTICLE 24 – LOSS NOTICES AND SETTLEMENTS, shall now read as follows:

All loss settlements made by the Reinsured, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid within 14 days) by the Reinsured.

Paragraph (4) of ARTICLE 32 – SERVICE OF SUIT, has been added and shall read as follows:

Service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit.

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be deleted in its entirety from the Contract:

Paragraph (2) of ARTICLE 3 – EXCLUSIONS

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20__

PIONEER UNDERWRITERS

(ON BEHALF OF PEAK REINSURANCE COMPANY LIMITED)

BY:

TITLE:

Signed in                                 , on this              day of                     , 20__

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – PUPEAK

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ACE TEMPEST REINSURANCE LIMITED

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$228,000,000 xs $104,000,000	4.000%	$9,120,000
$94,000,000 xs $332,000,000	0.000%	$0

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

Paragraph (3) of ARTICLE 2 – TERM, shall now read as follows:

Notwithstanding the provisions of paragraph (1) above, the Reinsured may reduce or terminate a Reinsurer’s percentage share in this Contract at any time by giving written notice to the Reinsurer in the event any of the following circumstances occur:

Paragraph (2) of ARTICLE 3 – EXCLUSIONS, shall now read as follows:

With the exception of subparagraphs (a), (b), (c), (f), (g), (h), (i), (j) and (k) of paragraph (1) above, should any judicial, regulatory or legislative entity having legal jurisdiction invalidate any exclusion on the Reinsured’s Policy, any amount of loss for which the Reinsured is liable because of such invalidation will not be excluded hereunder.

ARP-HCI-02-CAT-111-15	I&L – ACETR

DOC: May 20, 2015

Paragraph (2) of ARTICLE 7 – RATE AND PREMIUM, shall now read as follows:

The Reinsured shall pay the Reinsurer a deposit premium for each excess layer of the amount, shown as “Deposit Premium” for that excess layer in Schedule A, payable in installment amounts and at the dates set forth in the “Deposit Payment Schedule” for each excess layer in Schedule A. The Reinsurer will be provided the Interests and Liabilities Agreement attached to and forming part of this Contract for signature no later than June 19, 2015. The first deposit premium installment will be due by July 1, 2015 regardless of whether or not the Interests and Liabilities Agreement has been provided for signature. No subsequent deposit premium installments shall be due to a Reinsurer hereunder until that Reinsurer has executed its Interests and Liabilities Agreement attached to and forming part of this Contract. Further, if this Contract is terminated, no deposit premium installments shall be due after the effective date of termination.

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following article shall be deleted in its entirety from the Contract:

ARTICLE 11 – AGENCY

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20__

ACE TEMPEST REINSURANCE LIMITED

BY:

TITLE:

Signed in                                 , on this              day of                     , 20__

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – ACETR

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

CLADDAUGH CASUALTY INSURANCE COMPANY LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$228,000,000 xs $104,000,000	3.989%	$9,094,920
$94,000,000 xs $332,000,000	0.000%	$0

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

Nil On Reinstatements

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following shall be deleted from the Contract:

Subparagraphs (a), (b), (c), (e), (g) and (h) of Paragraph (3) of ARTICLE 2 – TERM

ARTICLE 19 – FUNDING OF RESERVES

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following shall be added to the Contract:

ARTICLE 37 – COLLATERAL, to read as follows:

1.

As promptly as possible following execution of this Contract, the Reinsurer (as Grantor) shall enter into a Trust Agreement (the “Trust Agreement”) with the Reinsured (as Beneficiary) and the trustee, pursuant to which the Reinsurer shall provide collateral in the form of eligible Assets deposited and held in a Trust Account, with such Assets having

ARP-HCI-02-CAT-111-15	I&L – CLAD

DOC: May 20, 2015

a market value greater than or equal to $9,094,920 (the “Collateral,” which is not subject to the percentage share expressed in this Interests and Liabilities Agreement), less unpaid premium (net of brokerage and applicable Federal Excise Tax, if any). It is understood that deposit premium paid in accordance with the Rate and Premium Article shall be deposited into the Trust Account.

2.	The Reinsured agrees that if the Reinsurer makes indemnity payment(s) to the Reinsured under this Contract, the Reinsurer may withdraw Assets from the Trust Account, reducing the market value of Assets in the Trust Account to an amount at least equal to the unused Reinsurance Limit, in accordance with the provisions of the Trust Agreement.

3.	The Trust Fund may be drawn upon by the Reinsured at any time and the Assets may be used at the Reinsured’s option in accordance with the provisions of the Trust Agreement.

4.	At any time prior to expiration or termination of this Contract, if the value of the Assets in the Trust Account is less than the Reinsurer’s Obligations hereunder, the Reinsurer shall deposit the difference into the Trust Account within 10 business days.

5.	Except as provided in the Collateral Release Article, the Reinsured agrees to release the Assets in the Trust Account required under this Article as promptly as provided in the Trust Agreement.

ARTICLE 38 – COLLATERAL RELEASE, to read as follows:

1.	At the expiration or termination of this Contract, if the Trust has not yet been terminated, the Reinsured shall calculate for each Coverage Section, on a monthly basis, how much, if any, of the collateral shall be released from the Trust, as follows:

a.	For each potentially covered Loss Occurrence, the Reinsured shall multiply the Loss Amount (being equal to the sum of losses and Loss Adjustment Expenses paid plus reserves for losses and Loss Adjustment Expense outstanding plus reserves for losses incurred but not yet reported) by the appropriate Buffer Loss Factor from the table below, based upon the type of Loss Occurrence and the number of months which have elapsed since the event. The product of this calculation shall be defined as the Buffered Loss Amount (“BLA”).

ARP-HCI-02-CAT-111-15	I&L – CLAD

DOC: May 20, 2015

Buffer Loss Factor Table

Number of Calendar Months Since Date of Loss Occurrence	Windstorm*/Brushfire	Earthquake and Fire Following	Other
0 to 3	200%	300%	250%
> 3 to 6	150%	200%	175%
> 6 to 9	125%	175%	150%
> 9 to 12	110%	150%	130%
> 12 to 15	105%	125%	115%
> 15 to 18	100%	120%	110%
Thereafter	100%	100%	100%

*	For the purpose of this Article, the term “Windstorm” shall include Hurricane, Rainstorm, Storm, Tempest, Tornado, Cyclone, Typhoon and Hail.

b.	The BLA will be reduced by the $104,000,000 retention and any inuring reinsurance recoveries to compute the Presumed Ultimate Net Loss. The Presumed Ceded Loss will be defined as the lesser of the Presumed Ultimate Net Loss and the limit of $228,000,000.

c.	The Presumed Total Ceded Loss will equal the lesser of the limit of $228,000,000 and the Presumed Ceded Loss. An amount equal to the Presumed Total Ceded Loss less losses paid by the Reinsurer under this Contract shall be retained in the Trust and any excess in the Trust shall be released to the Reinsurer.

d.	Notwithstanding the aforementioned, at June 1, 2016, the parties agree to consider the release of collateral. The intention is to release collateral for all limits for which there is essentially no possibility of loss from past or future events before the expiration of this Contract. All collateral securing what the parties agree are unreachable limits will be released within three business days.

e.	Thirty-six months following the expiration of this Contract, the Reinsurer shall have the option to commute this Contract by sending the Reinsured written notice thereof. In such event, the Reinsurer shall pay to the Reinsured an amount equal to the loss and loss adjustment expense reserves hereunder, including reserves for incurred but not reported losses, as estimated by the Reinsured, which would be recoverable hereunder. Upon the Reinsurer’s payment of such amount, both parties shall be completely released from all liability under this Contract, whether known or unknown.

2.	So long as there is any security on deposit in the Trust, the Reinsured shall perform the calculation set forth above within 10 business days after the end of each month and deliver a report substantially in the form of the Collateral Calculation Table attached to this Contract to the Reinsurer and the Trustee named in the Trust Agreement. Collateral will be adjusted monthly based on this calculation. To the extent the calculation indicates that collateral may be reduced, the delivery of the report to the Trustee will constitute a directive to return excess collateral to the Reinsurer. In the event the calculation indicates additional collateral is required, the Reinsurer will have 10 business days from receipt of the report to deposit the required collateral into the Trust.

ARP-HCI-02-CAT-111-15	I&L – CLAD

DOC: May 20, 2015

ARTICLE 39 – LIMITED RECOURSE AND BERMUDA REGULATIONS, to read as follows:

1.	The liability of the Reinsurer for the performance and discharge of all of its obligations, however they may arise, in relation to this Contract (together “Obligations” for purposes of this Article), shall be limited to and payable solely from the proceeds of realization of the assets of the Reinsurance Trust and accordingly there shall be no recourse to any other assets of the Reinsurer, whether or not allocated to any other segregated portfolio or the general account of the Reinsurer. In the event that the proceeds of realization of the assets of the Reinsurance Trust are insufficient to meet all Obligations, any Obligations remaining after the application of such proceeds shall be extinguished, and the Reinsured undertakes in such circumstances to take no further action against the Reinsurer in respect of any such Obligations. In particular, neither the Reinsured nor any party acting on its behalf shall petition or take any steps for the winding up or receivership of the Reinsurer.

2.	Notwithstanding any matter referred to herein, the Reinsured understands and accepts that the Reinsurer is a segregated portfolio (of the Reinsurer) and that all corporate matters relating to the creation of the Reinsurer, capacity of the Reinsurer, operation and liquidation of the Reinsurer and any matters relating to the Reinsurer thereof shall be governed by, and construed in accordance with, the laws of the Bermuda. The Reinsurer has had the opportunity to take advice and to obtain all such additional information that it considers necessary to evaluate the terms, conditions and risks of entering into this Contract with the Reinsurer.

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following shall be amended to the Contract:

Schedule A shall now read as attached

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20__

CLADDAUGH CASUALTY INSURANCE COMPANY LTD.

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – CLAD

DOC: May 20, 2015

SCHEDULE A

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

	Excess Layer 3			Excess Layer 4
Reinsured’s Retention		$104,000,000			$332,000,000
Reinsurer’s Per Occurrence Limit		$228,000,000			$94,000,000
Reinsurer’s Contract Limit		$456,000,000			$188,000,000
Exposure Rate		****	%		****	%
Minimum Premium	$	****		$	****
Deposit Premium	$	****		$	****
Deposit Payment Schedule:
Installment Due June 1, 2015	$	****		$	****
Installment Due April 1, 2016		$0	*		$0	*

*	plus applicable adjustment per Rate and Premium Article

All figures listed above are based on a projected TIV of $47,625,882,720 and shown at 100% for each excess layer and shall apply to each Reinsurer in the percentage share for that excess layer expressed in its Interests and Liabilities Agreement attached hereto.

ARP-HCI-02-CAT-111-15	I&L – CLAD

DOC: May 20, 2015	Schedule A

COLLATERAL CALCULATION TABLE

Collateral Release Calculation as of [INSERT REPORTING PERIOD]

Line No.	Col 1	Col. 2	Col. 3	Col. 4	Col. 5	Col. 6	Col. 7	Col. 8		Col. 9
	Date of Loss Event	Description	Loss Amount	Buffer Loss Factor	Buffer Loss Amount (Col. 3 x Col. 4)	Inuring Reinsurance Coverage	Buffered Loss Amount, net of Inuring Reinsurance, Capped at $XXX,XXX,XXX (Col. 5 - Col. 6	Less: Flat Deductible of $XX,XXX,XXX		Balance (Col. 7 - Col. 8)
1A								($xx,xxx,xxx	)
1B								($xx,xxx,xxx	)
1C								($xx,xxx,xxx	)
1D								($xx,xxx,xxx	)
1E								($xx,xxx,xxx	)
1F								($xx,xxx,xxx	)
2	Presumed Ultimate Net Loss (sum of Col. 9)
3	Less: Aggregate Retention									($ xxx,xxx,xxx	)
4	Presumed Ceded Loss - 100% of Line 2 NOTE: If the amount equals $xxx,xxx,xxx or more, insert policy limit of $xxx,xxx,xxx. If amount is less than Zero, insert Zero.
5	Losses paid under this contract
6	Reinsurer’s Obligations – Line 4 minus Line 5
7	Collateral in the trust
8	Collateral Adjustment – Line 5 minus Line 6 (a negative number indicates the amount by which the collateral must be reduced)

ARP-HCI-02-CAT-111-15	I&L – CLAD

DOC: May 20, 2015	Collateral Calculation Table

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

DAVINCI REINSURANCE LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$228,000,000 xs $104,000,000	2.200%	$5,016,000
$94,000,000 xs $332,000,000	0.000%	$0

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

Signed in                                 , on this              day of                     , 20

DAVINCI REINSURANCE LTD.

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – DAVI

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – DAVI

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ENDURANCE SPECIALTY INSURANCE LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$228,000,000 xs $104,000,000	2.500%	$5,700,000
$94,000,000 xs $332,000,000	0.000%	$0

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

Signed in                                 , on this              day of                     , 20

ENDURANCE SPECIALTY INSURANCE LTD.

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – ENDURB

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – ENDURB

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

EVEREST REINSURANCE COMPANY

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$228,000,000 xs $104,000,000	2.000%	$4,560,000
$94,000,000 xs $332,000,000	3.500%	$3,290,000

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

Signed in                                 , on this              day of                     , 20

EVEREST REINSURANCE COMPANY

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – EVRST

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – EVRST

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

MONTPELIER REINSURANCE LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$228,000,000 xs $104,000,000	4.500%	$10,260,000
$94,000,000 xs $332,000,000	2.128%	$2,000,320

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

Signed in                                 , on this              day of                     , 20

MONTPELIER REINSURANCE LTD.

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – MONTP

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – MONTP

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ODYSSEY REINSURANCE COMPANY

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$228,000,000 xs $104,000,000	0.000%	$0
$94,000,000 xs $332,000,000	17.019%	$15,997,860

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****0% of Ceded Reinsurance Premium

****% On Reinstatements

Signed in                                 , on this              day of                     , 20

ODYSSEY REINSURANCE COMPANY

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – ODY

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – ODY

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

PARTNER REINSURANCE COMPANY LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$228,000,000 xs $104,000,000	2.000%	$4,560,000
$94,000,000 xs $332,000,000	0.000%	$0

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following shall be deleted from the Contract:

Subparagraph (c) of Paragraph (3) of ARTICLE 2 – TERM

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

Paragraph (3) of ARTICLE 2 – TERM, shall now read as follows:

Notwithstanding the provisions of paragraph (1) above, the Reinsured may reduce or terminate a Reinsurer’s percentage share in this Contract at any time by giving written notice to the Reinsurer in the event any of the following circumstances occur:

ARP-HCI-02-CAT-111-15	I&L – PARTN

DOC: May 20, 2015

ARTICLE 13 – CASH CALL, shall now read as follows:

In the event that at any time the Reinsured becomes obligated to make a payment or series of payments for losses which exceed the Reinsured’s retention (subject to the terms and conditions of this Contract), the Reinsured shall present to the Reinsurer an itemized statement of the amounts payable hereunder, in accordance to the conditions set forth in the Loss Notices and Settlements Article. The Reinsurer shall be obligated to make a payment to the Reinsured of the amount requested within 15 working days of receipt of the statement from the Reinsured.

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following article shall be deleted in its entirety from the Contract:

ARTICLE 11 – AGENCY

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

PARTNER REINSURANCE COMPANY LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – PARTN

DOC: May 20, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

RENAISSANCE REINSURANCE, LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation	Dollar Line
$228,000,000 xs $104,000,000	2.200%	$5,016,000
$94,000,000 xs $332,000,000	0.000%	$0

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

****% On Reinstatements

Signed in                                 , on this              day of                     , 20

RENAISSANCE REINSURANCE, LTD.

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – REN

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-111-15	I&L – REN

DOC: May 20, 2015